J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on HELOC mortgage loans on behalf of its client, JPMorgan Chase Bank, National Association. The review included a total of four hundred seventy-one (471) residential mortgage loans, in connection with the securitization identified as JPMMT 2025-HE3 (the “Securitization”). The Review was conducted from February 2024 through October 2025 on HELOC mortgage loans originated between December 2023 and May 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Eligibility Review

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate LTV, CLTV, and HLTV

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Truth in Lending Act (TILA)

i.	Prohibited Acts and Practices: Review the HELOC disclosures to determine if any prohibited acts or practices are evidenced in the agreements. The review includes the following:

○	The required use of a publicly available index

○	No unilateral changes in terms, acceleration, or termination, unless expressly permitted No unpermitted collection of non-refundable fees

ii.	Early Disclosure: A Review of the HELOC Early Disclosures to ensure the proper format, timing, and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	All required early disclosures were provided within three days of the application date

○	The format and content of the early disclosures appear in the proper order and structure required under Reg Z

iii.	Initial Disclosure: A review of the HELOC Initial Disclosures to ensure the proper format and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	The format and content of the initial disclosures are provided as required under Reg Z

○	A statement of billing rights was provided at closing that aligns with the model form under appendix G of Reg Z

iv.	Identify Tolerance Violations and applicable cost to cure

b.	Recalculation of APR and Finance Charge

c.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

v.	Points & Fees Test

vi.	Prepayment Penalty Test

vii.	Product Eligibility Testing

d.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	HELOC Booklet

ii.	Counselling requirements of TILA, as implemented by Reg Z

iii.	ARM Disclosure

e.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

f.	Loan Originator and Compensation Steering, as implemented by Regulation Z, 12 C.F.R 1026.36: Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction. Review relevant documentation to determine if there was dual compensation. Review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied

g.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred seventy-one (471) mortgage loans reviewed, one-hundred forty (140) unique mortgage loans (29.72% by loan count) had a total of two hundred twenty-six (226) tape discrepancies across nineteen (19) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Interest Only Flag	101	44.69%
Qualifying CLTV	49	21.68%
Borrower 1 SSN	14	6.19%
Borrower 1 Self-Employment Flag	12	5.31%
Qualifying Total Debt Income Ratio	11	4.87%
Loan Amount	9	3.98%
Borrower 2 Self-Employment Flag	6	2.65%
Margin	5	2.21%
Borrower 1 First Name	5	2.21%
Borrower 1 Last Name	3	1.33%
Property Address	2	0.88%
Borrower 1 Marital Status	2	0.88%
Property City	1	0.44%
Borrower 1 FTHB	1	0.44%
Property Zip Code	1	0.44%
Note Date	1	0.44%
Borrower 1 Citizen	1	0.44%
Borrower 2 SSN	1	0.44%
Initial Monthly P&I Or IO Payment	1	0.44%
Grand Total	226	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Of the four hundred seventy-one (471) mortgage loans reviewed, none of them received a Property Review.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	459	$40,257,222.00	97.45%
Event Grade B	12	$1,617,000.00	2.55%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	471	$41,874,222.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample

Event Grade A	465	98.73%
Event Grade B	6	1.27%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	471	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	465	98.73%
Event Grade B	6	1.27%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	471	100.00%
Valuation Results: *Valuation review was not performed on the sample population
Event Grade	Loan Count	Percent of Sample
Event Grade A	0	0%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	0	0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	389
		Missing Taxpayer First Act Disclosure	11
		Audited DTI Exceeds Guideline DTI	6

Property/Appraisal General	5
Missing verification of taxes, insurance, and/or HOA fees for non-subject property	5
Borrower 1 3rd Party VOE Prior to Close Missing	5
The Total Hazard Coverage is LESS than the Required Coverage Amount	5
Borrower 1 Personal Tax Returns Missing	4
Approval/Underwriting Summary Not Provided	4
Property Title Issue	3
No evidence of required debt payoff	3
The Final 1003 is Incomplete	3
Hazard Insurance Policy is Partial	3
The Initial 1003 is Missing	3
Borrower 2 3rd Party VOE Prior to Close Missing	2
Borrower 1 Citizenship Documentation not provided	2
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2
FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
PUD Rider is Missing	2
Missing income documentation	2
Borrower 2 Personal Tax Returns Missing	2
Borrower 1 W2/1099 Missing	1
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
Borrower 1 Business Tax Returns Missing	1
Title issue	1
Open Current Charge offs	1
Delinquent Credit History Does Not Meet Guideline Requirements	1

		Income 3 Months Income Verified is Missing	1
		The Final 1003 is Missing	1
		Missing VOM or VOR	1
		The Note is Incomplete	1
		Borrower 1 Tax Returns Not Signed	1
		FEMA Post Disaster Inspection Report not Provided	1
		Property Condition Rating Does Not Meet Program Requirements	1
		Borrower 1 Award Letter Missing	1
		Borrower 1 CPA Letter Missing	1
		Missing Trust Agreement	1
		Income and Employment Do Not Meet Guidelines	1
		Flood Insurance Policy Missing	1
		Title Document is Partially Present	1
		Missing Lender Income Calculation Worksheet	1
		Borrower 1 Credit Report is Missing	1
		Missing letter of explanation	1
		Borrower 1 Paystubs Missing	1
		Missing Property Tax Cert	1
		Income/Employment General	1
		Total Credit Grade (A) Exceptions:	488
	B	Approval/Underwriting Summary Not Provided	4
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	2
		Total Credit Grade (B) Exceptions:	6
Compliance	A	No Compliance Findings	453

	HELOC Early Disclosure Missing	4
	HELOC Brochure Missing	4
	Homeownership Counseling Disclosure Is Missing	4
	Right of Rescission is Not Executed	2
	Right of Rescission is Missing	2
	HELOC Early Disclosure Is Not Within Three Days Of Application Date	2
	Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
	Right of Rescission is Partially Provided	1
	RESPA Homeownership Counseling Organizations Disclosure Date Test	1
	Balloon Rider is Missing	1
	Loan Originator NMLS Status is Not Active	1
	Total Compliance Grade (A) Exceptions:	476
B	eSigned Documents Consent is Missing	6
	Total Compliance Grade (B) Exceptions:	6

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.